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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

January 21, 2005
Date of Report (Date of earliest event reported)

CROWN MEDIA HOLDINGS, INC.
(Exact name of Registrant as Specified in Charter)

Delaware (State or other Jurisdiction of Incorporation)	000-30700 (Commission File Number)	84-1524410 (IRS Employer Identification No.)
6430 S. Fiddlers Green Circle, Suite 225 Greenwood Village, Colorado 80111 (Address of Principal Executive Offices)
(303) 220-7990 Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

        On January 21, 2005, Glenn Curtis was elected to the Board of Directors of Crown Media Holdings, Inc. Mr. Curtis was nominated by Liberty Media Corporation ("Liberty") and was elected to fill the vacancy created by David Koff's resignation. Liberty has the right to designate one of the Company's directors pursuant a stockholders agreement which concerns Hallmark Entertainment Investments Co., the Company's majority shareholder.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN MEDIA HOLDINGS, INC. (Registrant)
Date	February 15, 2005	By	/s/ DAVID J. EVANS David J. Evans President & Chief Executive Officer

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  Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
SIGNATURES